SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8 - K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) : March 19, 2004


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)

         California                         1-6844                      95-4044835
-------------------------------------------------------------       -------------------
(State or other jurisdiction of     (Commission File Number)         (I.R.S. Employer
incorporation or organization)                                      Identification No.)

13160 Mindanao Way, Suite 180, Marina Del Rey, California               90292
---------------------------------------------------------           -------------
(Address of principal executive offices)                              (Zip Code)

(Registrant's telephone number, including area code) (310) 306-4314
                                                     ------------------

                                 Not Applicable
   (Former name, former address and former fiscal year, if changed since last report.)

ITEM 5. OTHER EVENTS.

   On March 19, 2004, Calprop Corporation issued a press release announcing its results of operations for the quarter ended September 30, 2003 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7. EXHIBITS.

   The following exhibits are filed with this current report on Form 8 - K:

   Exhibit No.  Description
   ------------------------

       99       Press Release dated March 19, 2004 issued by Calprop Corporation


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                CALPROP CORPORATION

           By:   /s/ Mark F. Spiro                          .
               ---------------------------------------------
               Mark F. Spiro
               Vice President/Secretary/Treasurer
               (Chief Financial and Accounting Officer)
               March 19, 2004

IMMEDIATE RELEASE
Friday, March 19, 2004


                      CALPROP REPORTS THIRD QUARTER RESULTS
            Company Reports $1,193,342 in Losses in the Third Quarter

MARINA DEL REY, CA, March 19, 2004 -- Calprop Corporation (OTCBB:CLPO), a California and Colorado home builder, today reported that it has incurred net losses for the three month period and for the nine month period ended September 30, 2003.

   "For the three month period and nine month period ended September 30, 2003, Calprop recognized net losses, respectively, as the Denver Metropolitan markets continue to show signs of a weakening in housing sales. We closed 64 units this quarter, leaving our total units in backlog at 11 units, $4,275,000, down 79.0% from 59 units, $20,400,000 a year ago," said Victor Zaccaglin, Calprop's chairman and chief executive officer.

   "We are presently building two different projects. Regarding our Denver Metropolitan markets, we have seen a continuing slow down in sales of our homes in our Bayhill project while our Highridge


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

Court project has improved sales. We have three properties in Southern California that are under contract, 213 units, and one property in Northern California, 77 units, that we have acquired. Our focus remains to reduce overhead and debt, while investigating the opportunity of selling our projects in order to accelerate the reduction of debt and the increase in shareholder value," Zaccaglin said.

   For the third quarter, Calprop's revenues were $5.6 million, an decrease of $16,108,558 or 74.3% from $21.7 million of revenues in the third quarter a year ago. Loss from development operations before recognition of impairment of real estate was ($27,336) for the third quarter, up $920,470 or 97.1% compared to the loss from operations before recognition of impairment of real estate of ($947,806) in the same quarter in the prior year. Net loss for the third quarter of 2003 was ($1,193,342) or ($0.12) per share on 10,239,105 weighted average shares and common stock equivalents, compared to a net loss of ($4,709,052) or ($0.46) per share on 10,254,005 weighted average shares and common stock equivalents, in the same quarter a year ago. The majority of the variation is the result of the recognition of an impairment of real estate under development in 2002 in the amount of $1,231,948 to the Saddlerock project in Aurora, Colorado and $1,407,520 to Highridge Court in Thornton, Colorado. These impairments were incurred due to the slow pace of sales and the resultant increase in carrying costs, most significantly, financing costs.

   For the year-to-date period, revenues were $17.7 million, down 79.4% from $86.0 million in 2002. Loss from development operations was ($4,988,613) for the nine months ended September 30, 2003, down $416,895 or 9.1%, compared to a loss from development operations of ($4,571,718) the same period in the prior year. The company reported a net loss of ($13,623,590) or ($1.33) per share on 10,238,672 weighted average shares and common stock equivalents, for the nine months ended September 30, 2003, compared with a loss of ($6,201,449) or ($0.61) per share on 10,254,005 weighted average shares and common stock equivalents, in the same period in 2002. The variation in results was driven mainly by the setting up of a reserve of $6,535,343 against the deferred tax asset in 2003.

   Calprop Corporation, based in Marina Del Rey, California, builds quality homes in some of the most desirable communities in both Northern and Southern California as well as the Colorado Denver Metropolitan area. The company's common stock is traded on the OTCBB under the symbol CLPO.

                                - tables follow -


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
                               CALPROP CORPORATION
                               -------------------
                                 Balance Sheets
                                 --------------

                                   (Unaudited)

                                                                           September 30,             December 31,
                                                                                    2003                     2002
                                                                             (Unaudited)
                                                                        -----------------        -----------------
Assets:
Real estate development                                                       13,465,638               24,166,829
Rental property                                                                8,950,000               11,214,659
                                                                        -----------------        -----------------
     Total investment in real estate                                          22,415,638               35,381,488

Other assets:
  Cash and cash equivalents                                                    1,054,905                3,444,541
  Deferred tax asset                                                                  --                6,535,343
  Other assets                                                                   718,807                  713,574
                                                                        -----------------        -----------------
     Total other assets                                                        1,773,712               10,693,458
                                                                        -----------------        -----------------

     Total assets                                                             24,189,350               46,074,946
                                                                        =================        =================

Liabilities and Stockholders' Equity:
Liabilities of assets held for sale                                             7,769,035               8,291,256
Trust deeds and notes payable                                                   6,387,610              11,784,923
Related party notes                                                            14,258,709              13,987,634
                                                                        ------------------       -----------------
     Total trust deeds and notes payable                                       20,646,319              25,772,557
Accounts payable and accrued liabilities                                        1,835,012               2,374,863
Deposit                                                                                --               2,000,000
Warranty reserves                                                                 694,600                 757,550
                                                                        ------------------       -----------------
     Total liabilities                                                         30,944,966              39,196,226

Stockholders' equity:
  Common stock, no par value
    Authorized - 20,000,000 shares
    Issued and outstanding - 10,239,105 and 10,235,305 shares
    at September 30, 2003 and December 31, 2002, respectively                  10,239,105              10,235,305
  Additional paid-in capital                                                   25,850,776              25,849,446
  Deferred compensation                                                           (28,600)                (28,600)
  Notes receivable from common stock sale                                        (543,734)               (527,858)
  Accumulated deficit                                                         (42,273,163)            (28,649,573)
                                                                        ------------------       -----------------
     Total stockholders' equity                                                (6,755,616)              6,878,720
                                                                        ------------------       -----------------

                                                                        ------------------       -----------------
     Total liabilities and stockholders' equity                                24,189,350              46,074,946
                                                                        ==================       =================


                                    - more -


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


                               CALPROP CORPORATION
                               -------------------
                            Statements of Operations
                            ------------------------

                                   (Unaudited)

                                                    -------------------------------   --------------------------------
                                                          Three Months Ended                 Nine Months Ended
                                                            September 30,                      September 30,
                                                    -------------------------------   --------------------------------
                                                         2003            2002              2003             2002
                                                    ---------------  --------------   ---------------  ---------------
Development operations:
  Real estate sales                                      5,569,748      21,678,306        17,734,926       86,028,975
  Cost of real estate sales                              5,597,084      22,626,112        18,037,389       86,129,000
                                                    ---------------  --------------   ---------------  ---------------
(Loss) income from development operation before            (27,336)       (947,806)         (302,463)        (100,025)
recognition of impairment of real estate
                                                    ---------------  --------------   ---------------  ---------------

                                                    ---------------  --------------   ---------------  ---------------
  Recognition of impairment of real estate                      --      (2,639,468)       (4,686,150)      (4,471,693)
under                 development
                                                    ---------------  --------------   ---------------  ---------------
(Loss) income from development operations                  (27,336)     (3,587,274)       (4,988,613)      (4,571,718)

Income from investment in real estate venture                   --              --                --          109,253

Other income
  Gain on sale of investment in real estate                     --              --         2,000,000               --
venture
  Interest and miscellaneous                               174,254          88,646           306,907          339,827
  Management fee                                                --          10,931                --          218,113
                                                    ---------------  --------------   ---------------  ---------------
Total other income                                         174,254          99,577         2,306,907          557,940
                                                    ---------------  --------------   ---------------  ---------------

Other expenses:
   General and administrative                              307,787         777,491         1,257,560        1,851,936
   Interest                                                438,330         113,642         1,015,846          113,642
                                                    ---------------  --------------   ---------------  ---------------
Total other expenses                                       746,117         891,133         2,273,406        1,965,578
                                                    ---------------  --------------   ---------------  ---------------

Minority interests                                              --              --               764              235

(Loss) before income tax expense                          (599,199)     (4,379,830)       (4,955,876)      (5,870,338)
Income tax expense                                              --              --         6,535,343               --
                                                    ---------------  --------------   ---------------  ---------------
(Loss) from continuing operations                        ($599,199)    ($4,379,830)      (11,491,219)      (5,870,338)
                                                    ---------------  --------------   ---------------  ---------------
Discontinued operations:

Loss from discontinued operations (including
impairment of $841,549 and $2,183,865) for the
three and nine months ended September 30, 2003            (594,143)       (329,222)       (2,132,371)        (331,111)
                                                    ---------------  --------------   ---------------  ---------------
Loss from discontinued operations                         (594,143)       (329,222)       (2,132,371)        (331,111)
                                                    ---------------  --------------   ---------------  ---------------
Net loss                                               ($1,193,342)    ($4,709,052)     ($13,623,590)     ($6,201,449)

Basic net income (loss) per share                           ($0.12)         ($0.46)           ($1.33)
                                                    ===============  ==============   ===============  ===============

Diluted net income (loss) per share                         ($0.12)         ($0.46)           ($1.33)          ($0.61)
                                                    ===============  ==============   ===============  ===============

Weighted average number of common
     shares and common stock equivalents
     for dilutive net income                            10,239,105      10,254,005        10,238,672       10,254,005

Units
      single family                                             12              64                45              233
                                                    ---------------  --------------   ---------------  ---------------
total                                                           12              64                45              233


                                                      # # #


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